SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2003

GENOME THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Beaver Street

Waltham, Massachusetts 02453

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Page 1 of 4 pages.

ITEM 5.    OTHER EVENTS

On December 30, 2003, Genome Therapeutics Corp. and GeneSoft Pharmaceuticals, Inc. issued a joint press release announcing that Genome’s registration statement on Form S-4 related to the proposed merger with Genesoft had been declared effective by the Securities and Exchange commission, which is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

99.1    Press Release issued by Genome Therapeutics Corp. and GeneSoft Pharmaceuticals, Inc. on December 30, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOME THERAPEUTICS CORP.

Date: December 30, 2003	By:	/s/ STEVEN M. RAUSCHER
	Name: Title:	Steven M. Rauscher President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Genome Therapeutics Corp. and GeneSoft Pharmaceuticals, Inc. on December 30, 2003.

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